Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT dated as of October 13, 2009 (this “Amendment”), to the Credit Agreement dated as of June 9, 2008, (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SCIENTIFIC GAMES INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), SCIENTIFIC GAMES CORPORATION, a Delaware corporation (“Holdings”), the several lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS:

A.                                   Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

B.                                     The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement.

C.                                     The Administrative Agent and the undersigned Lenders are willing to amend certain provisions of the Credit Agreement, all on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the above recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of Holdings, the Borrower, the Administrative Agent and the undersigned Lenders hereby agree as follows:

SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)  Section 1.1 of the Credit Agreement is hereby amended by revising the definition of “Permitted Additional Senior Indebtedness” by replacing the word “five” in clause (f) thereof with the word “two”.

(b)  Section 1.1 of the Credit Agreement is hereby further amended by revising the definition of “Permitted Additional Subordinated Debt” by replacing the word “five” in clause (e) thereof with the word “two”.

(c)  Section 8.1 of the Credit Agreement is hereby amended by adding the following new paragraph at the end thereof:

Notwithstanding anything to the contrary in this Section 8.1, solely for purposes of determining whether Holdings or the Borrower may incur Permitted Additional Subordinated Debt or Permitted Additional Senior Indebtedness, the required Consolidated Leverage Ratio, Consolidated Senior Debt Ratio and

Consolidated Interest Coverage Ratio for any date before December 31, 2009 shall be deemed to be the same as those required for December 31, 2009.

SECTION 2.  Representations and Warranties.  Holdings and the Borrower hereby represent and warrant on the Third Amendment Effective Date (as defined below) to the Administrative Agent and each Lender that:

(a)  Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct on and as of the Third Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

(b)  No Default or Event of Default has occurred and is continuing.

SECTION 3.  Conditions Precedent.  This Amendment shall become effective as of the date of the satisfaction of the following condition precedent (the “Third Amendment Effective Date”):

(a)  The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower and Lenders constituting the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

SECTION 4.  Credit Agreement.  Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

SECTION 5.  Miscellaneous.

(a)  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)  All references to the Credit Agreement in the Loan Documents shall be deemed to include this Amendment.  This Amendment constitutes a Loan Document.

(c)  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d)  WAIVERS OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf and in their respective corporate names by their duly authorized officers as of the date first above written.

SCIENTIFIC GAMES INTERNATIONAL, INC., as Borrower,

by
/s/ Jeffrey S. Lipkin
	Name:	Jeffrey S. Lipkin
	Title:	Vice President

SCIENTIFIC GAMES CORPORATION., as Holdings and a Guarantor,

By
s/ Jeffrey S. Lipkin
	Name:	Jeffrey S. Lipkin
	Title:	Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By
/s/ Ralph Totoonchie
	Name:	Ralph Totoonchie
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF OCTOBER 13, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Institution:

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[This Amendment was executed by authorized signatories of 19 Lenders]